Exhibit 10.1
AMENDMENT NO. 2 TO PURCHASE AND SALE AGREEMENT
     THIS AMENDMENT NO. 2 TO PURCHASE AND SALE AGREEMENT (this “Agreement”) dated as of October 4, 2010 is by and between WPP LLC, a Delaware limited liability company (“WPP” or “Buyer”) and Colt LLC, a West Virginia limited liability company (“Seller”). WPP and Seller are sometimes referred to collectively herein as the “Parties” and individually as a “Party.”
RECITALS
     WHEREAS, the Parties entered into that certain Purchase and Sale Agreement dated September 10, 2009 which was amended by the Parties by that certain Amendment No. 1 to Purchase and Sale Agreement dated as of July 29, 2010 (“PSA”); and
     WHEREAS, the Parties desire to further amend certain provisions of the PSA.
     NOW, THEREFORE, in consideration of the mutual promises contained herein, the benefits to be derived by each Party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
     1. Section 2.1 of the PSA is deleted and restated as follows:
2.1	Purchase and Sale of Assets. Subject to the terms and conditions of this Agreement, Seller agrees to sell to WPP, and WPP agrees to purchase from Seller, all (regarding the Mineral Properties and the Mineral Records) or certain parts (regarding the Leases) of Seller’s right, title and interest in the following (collectively, the “Assets"):

(a)	the Mineral Properties;

(b)	the Leases; and

(c)	the Mineral Records.
     2. Sections 2.3 (c), (d), (f) and (h) of the PSA are deleted and restated as follows:
(c)	At the later of (i) January 13, 2011 and (ii) five (5) days after Buyer’s receipt of written notice from Seller of Event 3 (“Closing 3”), Buyer shall pay Seller an aggregate of $70,000,000 by wire transfer of immediately available funds to the same account or to another account designated by Seller not less than two days before such payment for the purchase of the Mineral Properties identified on Schedule 2.3(c) by special warranty deed in substantially the form attached as Exhibit B (the “Mineral Deed 3”) and the related Mineral Records; provided that within such five-day period Buyer shall have verified the occurrence of Event 3; and Buyer shall promptly notify Seller in writing of such verification;
(d)	On October 4, 2010 (“Closing 4”), Buyer shall pay Seller an aggregate of $25,000,000 by wire transfer of immediately available funds to the same account or to another account designated by Seller not less than two days before such payment for (i) the purchase of the Mineral Properties located in Montgomery County, Illinois identified on Schedule 2.3(d) by special warranty deed in substantially the form attached as Exhibit B (the “Mineral Deed 4”) and the related Mineral Records and (ii) the assignment of the Mineral Properties located in Bond County, Illinois identified on Schedule 2.3(d) by a Partial Assignment and Assumption of Lease in substantially the form attached as Exhibit E (the “Mineral Assignment 4”);

(f)	Five (5) days after Buyer’s receipt of written notice from Seller of Event 6 (“Closing 6”), Buyer shall pay Seller an aggregate of $40,000,000 by wire transfer of immediately available funds to the same account or to another account designated by Seller not less than two days before such payment for (i) the purchase of the Mineral Properties located in Montgomery County, Illinois identified on Schedule 2.3(f) by special warranty deed in substantially the form attached as Exhibit B (the “Mineral Deed 6”) and the related Mineral Records and (ii) the assignment of the Mineral Properties located in Bond County, Illinois identified on Schedule 2.3(f) by a Partial Assignment and Assumption of Lease in substantially the form attached as Exhibit E (the “Mineral Assignment 6”); provided that within such five-day period Buyer shall have verified such completion; and Buyer shall promptly notify Seller in writing of such verification;

(h)	At the later of (i) January 9, 2012, and (ii) the payment date described in Section 2.3(g) (“Closing 8”), Buyer shall pay Seller an aggregate of $15,000,000 by wire transfer of immediately available funds to the same account or to another account designated by Seller not less than two days before such payment for (i) the purchase of the Mineral Properties located in Montgomery County, Illinois identified on Schedule 2.3(h) by special warranty deed in substantially the form attached as Exhibit B (the “Mineral Deed 8”) and the related Mineral Records and (ii) the assignment of the Mineral Properties located in Bond County, Illinois identified on Schedule 2.3(h) by a Partial Assignment and Assumption of Lease in substantially the form attached as Exhibit E (the “Mineral Assignment 8”).
     3. Section 2.6(a)(vii) of the PSA is deleted and restated as follows:

(vii)	with respect to Closing 4, Closing 6 and Closing 8, execute and deliver to WPP the Partial Assignment and Assumption of Leases in substantially the form attached as Exhibit E (the “Partial Assignment and Assumption of Leases") and;
     4. Sections 2.6(b)(i) and (ii) of the PSA are deleted and restated as follows:
(i)	deliver to Seller an amendment to the Coal Mining Lease adding as a schedule thereto the Applicable Mineral Properties referenced in Mineral Deed 2, Mineral Deed 3, Mineral Deed 4, Mineral Deed 5, Mineral Deed 6, Mineral Deed 7, and Mineral Deed 8, and Mineral Assignment 4, Mineral Assignment 6 and Mineral Assignment 8, as applicable;

(ii)	execute and deliver to Seller Buyer’s executed counterpart to any other Applicable Transaction Document, including the Partial Assignments and Assumptions of Leases with respect to Closing 4, Closing 6 and Closing 8, to which Buyer is a party and executed in conjunction with the Subsequent Closing;
     5. The definition of “Assignment and Assumption of Leases” appearing on Exhibit A to the PSA is deleted and restated as follows:
“Partial Assignment and Assumption of Leases” has the meaning set forth in Section 2.6(a)(vii).
     6. The definition of “Leases” appearing on Exhibit A to the PSA is deleted and restated as follows:
“Leases” means all leases of any of the minerals, servitudes, easements, roads, rights of access, ingress, egress and rights of way relating or appurtenant to or useful in connection with the Mineral Properties, including those leases described or listed in Schedule 3.2(a) but only as such leases pertain or relate to the tracts set forth and described in each Partial Assignment and Assumption of Leases referenced in Sections 2.3(d), 2.3(f) and 2.3(h).
     7. The definition of “Mineral Properties” appearing on Exhibit A to the PSA is deleted and restated as follows:
“Mineral Properties” means certain coal reserves located in Montgomery County, Illinois as more particularly identified in the Mineral Deeds and set forth on Schedule 2.3(a) though Schedule 2.3(h) (inclusive), and certain coal reserves located in Bond County, Illinois as more particularly identified in the Leases but only in those tracts set forth and described in each Partial Assignment and Assumption of Leases referenced in Sections 2.3(d), 2.3(f) and 2.3(h).

     8. Page “iii” of the PSA is deleted and replaced with a new Page iii which is attached to this Amendment No. 2 to Purchase and Sale Agreement as “ANNEX 1”.
     9. A form of the “Partial Assignment and Assumption of Leases”, which is replacing the now-deleted “Assignment and Assumption of Leases”, is attached to this Amendment No. 2 to Purchase and Sale Agreement as “ANNEX 2”.
     10. Except as expressly amended hereby, all other terms and provisions of the PSA continue in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 2 to Purchase and Sale Agreement as of the date first above written.

BUYER:

WPP LLC

By:	NRP (Operating) LLC, its sole member,

By:	/s/ Kevin F. Wall

Name:	Kevin F. Wall
Title:	Executive Vice President — Operations

SELLER:

COLT LLC

By:	/s/ Donald Holcomb

Name:	Donald Holcomb
Title:	Authorized Person

ANNEX 1
EXHIBITS

Exhibit A:	Definitions

Exhibit B:	Form of Mineral Deed

Exhibit C:	Form of Mineral Bill of Sale (Mineral Records)

Exhibit D:	Form of Coal Mining Lease

Exhibit E:	Form of Partial Assignment and Assumption of Leases
SCHEDULES

Schedule 2.3(a)	Mineral Properties to be purchased at Closing

Schedule 2.3(b)	Mineral Properties to be purchased at Closing 2

Schedule 2.3(c)	Mineral Properties to be purchased at Closing 3

Schedule 2.3(d)	Mineral Properties to be purchased or assigned at Closing 4

Schedule 2.3(e)	Mineral Properties to be purchased at Closing 5

Schedule 2.3(f)	Mineral Properties to be purchased or assigned at Closing 6

Schedule 2.3(g)	Mineral Properties to be purchased at Closing

Schedule 2.3(h)	Mineral Properties to be purchased or assigned at Closing 8

Schedule 3.2(a)	Leases
iii

ANNEX 2
FORM OF PARTIAL ASSIGNMENT AND ASSUMPTION OF LEASE

PREPARED BY:

Bailey & Glasser, LLP
209 Capitol Street
Charleston, WV 25301

AFTER RECORDING
RETURN TO AND SEND
TAX STATEMENTS TO:

WPP LLC
5260 Irwin Road
Huntington, WV 25705

RECORDER’S STAMP

STATE OF ILLINOIS	§
§
COUNTY OF MONTGOMERY	§
     THIS PARTIAL ASSIGNMENT AND ASSUMPTION OF LEASE (“Assignment”) is made this _____ day of ___________________, 2010 (“Closing Date”) pursuant to that certain Purchase and Sale Agreement dated September 10, 2009, as amended (the “Agreement”), and is from Colt LLC, a West Virginia limited liability company with an address of 3801 PGA Boulevard, Suite 903, Palm Beach Gardens, Florida 33410 (“Assignor”), to WPP LLC, a Delaware limited liability company with an address of 5260 Irwin Road Huntington, West Virginia 25705 (“Assignee”).
     RECITALS:
     WHEREAS, Assignor and Assignee entered into the Agreement; and
     WHEREAS, as of the Closing Date, Assignor is assigning and conveying to Assignee certain of Assignor’s interests in those certain real property assets related to the Hillsboro Mine in Montgomery County, Illinois which are identified on “EXHIBIT A” attached hereto (all referred to herein as “Leases”); and
     WHEREAS, in accordance with the terms of this Assignment and the Agreement, Assignor desires to assign to Assignee all of its right, title and interest in, to and under those specified tracts or parcels of the Leases described in “EXHIBIT A” attached hereto and incorporated herein by this reference (“Assigned Tracts”), and Assignee, subject to the terms and conditions of the Agreement and the Coal Mining Lease and Sublease Agreement by and between Assignor and Assignee dated as of September 10, 2009, as amended (“Coal Mining Lease”), desires to assume all obligations of Assignor under said Leases but only as they pertain or relate to the Assigned Tracts arising after the date of this Assignment.
     NOW, THEREFORE, for and in consideration of the foregoing and other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged:
     1. Assignor hereby assigns, transfers, conveys, grants and signs over unto Assignee all right, title and interest of Assignor in the Assigned Tracts.
     2. Assignor represents and warrants to Assignee that, except as previously disclosed to Assignee in writing, each of the Leases is valid and subsisting, there is no default under any of the Leases and all payments required under each of the Leases has been made.
     3. This Assignment is made subject to the terms and conditions of the Agreement and the Coal Mining Lease, and Assignee hereby accepts such assignment and agrees to perform all obligations of Assignor under such Leases as they pertain or relate to the Assigned Tracts occurring after Closing Date.
     4. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.
     5. This Assignment may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.
     6. This Assignment is subject to the terms of the Agreement including but not limited to assumption of liability and indemnification provisions therein. Any capitalized terms in this Assignment not defined herein have the meaning given to them in the Agreement.
     In the event of a conflict between the terms of this Assignment and the Agreement, the terms of the Agreement shall prevail.
[Signature Page and Acknowledgements Follow]

ASSIGNOR:	ASSIGNEE:

COLT LLC	WPP LLC

	By:	NRP (OPERATING) LLC
By:	Its:	Sole Member

Name:

Title:		By:

Name:

Date:		Title:

Date:

ACKNOWLEDGEMENTS

STATE OF	)
	)	SS:
COUNTY OF	)
     I, ________________________, a Notary Public in and for the County and State aforesaid, do hereby certify that ________________________, the ______________________ of NRP (OPERATING) LLC which is the sole member of WPP LLC, a Delaware limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such ____________________ of NRP (OPERATING) LLC which is sole member of WPP LLC, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said limited liability company for the uses and purposes therein set forth.
     GIVEN under my hand and notarial seal this _____ day of ________________, 2010.

Notary Public

My Commission Expires:

STATE OF	)
	)	SS:
COUNTY OF	)
     I, ________________________, a Notary Public in and for the County and State aforesaid, do hereby certify that __________________________, the ___________________________ of Colt LLC, a West Virginia limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _____________________________, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said limited liability company for the uses and purposes therein set forth.
     GIVEN under my hand and notarial seal this _____ day of ___________________, 2010.

Notary Public

My Commission Expires:

EXHIBIT A
List and describe “Assigned Tracts” and “Leases”